Exhibit 99.1

News release

FOR IMMEDIATE RELEASE

SANDY SPRING BANCORP REPORTS RECORD NET INCOME OF $15.1 MILLION
FOR THE FIRST QUARTER

OLNEY, MARYLAND, April 20, 2017 — Sandy Spring Bancorp, Inc., (Nasdaq-SASR) the parent company of Sandy Spring Bank, today reported net income for the first quarter of 2017 of $15.1 million ($0.63 per diluted share) compared to net income of $10.8 million ($0.45 per diluted share) for the first quarter of 2016 and net income of $13.3 million ($0.55 per diluted share) for the fourth quarter of 2016.

“Higher net interest income driven primarily by strong loan growth over the preceding year was the main driver of our record first quarter earnings. Continued strong credit quality, the execution of efficient funding strategies and disciplined expense control were also contributing factors to our performance for the quarter,” said Daniel J. Schrider, President and Chief Executive Officer.

First Quarter Highlights:

•	Total loans increased 12% compared to the first quarter of 2016 and 2% compared to the fourth quarter of 2016. These increases were driven primarily by year-over-year growth of 16% in the commercial loan portfolio.

•	Total deposits grew 11% from the prior year period and 6% from the prior quarter.

•	The net interest margin was 3.51% for the first quarter of 2017, compared to 3.44% for the first quarter of 2016 and 3.52% for the fourth quarter of 2016.

•	Return on average equity increased 38% to 11.45% as compared to 8.29% from the prior year.

•	The Non-GAAP efficiency ratio was 54.78% for the current quarter as compared to 61.84% for the first quarter of 2016 and 57.54% for the fourth quarter of 2016.

•	Pre-tax, pre-provision income increased 33% compared with the first quarter of 2016.

Review of Balance Sheet and Credit Quality

Total assets grew 10% to $5.2 billion at March 31, 2017 compared to $4.7 billion at March 31, 2016. This growth was driven by the increase in the loan portfolio as total loans ended the period at $4.0 billion.

At March 31, 2017, combined noninterest-bearing and interest-bearing checking account balances, an important performance driver of multiple-product banking relationships with clients, increased 12% compared to balances at March 31, 2016. Total deposits and certain other short-term borrowings that comprise the funding sources derived from clients, increased 12% compared to March 31, 2016.

Tangible common equity totaled $463 million at March 31, 2017 compared to $434 million at March 31, 2016. The ratio of tangible common equity to tangible assets decreased to 9.06% at March 31, 2017 from 9.37% at March 31, 2016 due to the impact of the growth in assets over the preceding 12 months. Dividends per common share were $0.26 per share for the first quarter compared to $0.24 per share for the first quarter of 2016, an 8% increase.

At March 31, 2017, the Company had a total risk-based capital ratio of 12.06%, a common equity tier 1 risk-based capital ratio of 11.02%, a tier 1 risk-based capital ratio of 11.02% and a tier 1 leverage ratio of 9.26%. On January 6, 2017 the Company repurchased all of its remaining $30 million in subordinated debentures at par value. This strategy was executed to improve the Company’s future net interest margin.

Non-performing loans totaled $30.9 million at March 31, 2017 compared to $36.1 million at March 31, 2016 and $31.9 million at December 31, 2016. The level of non-performing loans to total loans decreased to 0.77% at March 31, 2017 compared to 1.01% at March 31, 2016 as a result of the growth in the loan portfolio and a concurrent decrease in the level of non-performing loans.

Loan charge-offs, net of recoveries, totaled $0.4 million for the first quarter of 2017 compared to $0.4 million for the first quarter of 2016. The allowance for loan losses represented 1.10% of outstanding loans and 142% of non-performing loans at March 31, 2017 compared to 1.17% of outstanding loans and 116% of non-performing loans at March 31, 2016. The decline in the allowance to outstanding loans ratio is a reflection of improved overall credit quality during the past year that offset the impact of the growth in the loan portfolio during the same period. Non-performing loans includes accruing loans 90 days or more past due and restructured loans.

Income Statement Review

Net interest income for the first quarter of 2017 increased 11% compared to the first quarter of 2016. The net interest margin improved to 3.51% for the first quarter of 2017 compared to 3.44% for the first quarter of 2016. This improvement reflects the impact of loan growth over the preceding year combined with the cumulative benefits associated with the execution of funding strategies and the shift from lower yielding investments to the higher yielding loan portfolio during the past 12 months.

The provision for loan losses was $0.2 million for the first quarter of 2017 compared to $1.2 million for the first quarter of 2016 and $0.6 million for the fourth quarter of 2016. The decrease in the current quarter’s charge versus the prior year’s quarter reflects improved loan portfolio credit quality, which partially offset the effects of loan growth on the provision over the past year.

Non-interest income decreased to $12.6 million for the first quarter of 2017 compared to $13.4 million for the first quarter of 2016. The first quarter of 2016 included gains of $1.8 million on sales of investment securities. Excluding these securities gains, non-interest income increased 9% compared to the prior year quarter due to increases in insurance agency commissions and other non-interest income.

Non-interest expenses decreased 7% to $30.0 million for the first quarter of 2017 compared to $32.3 million in the first quarter of 2016. The first quarter of 2016 included $1.8 million in prepayment penalties on the early payoff of high-rate FHLB advances. Excluding this transaction, non-interest expenses decreased 2% compared to the first quarter of 2016 due to lower employee benefit costs. The non-GAAP efficiency ratio was 54.78% for the first quarter of 2017 compared to 61.84% for the first quarter of 2016 primarily a result of the growth in net interest income coupled with the effects of expense control.

Conference Call

The Company’s management will host a conference call to discuss its first quarter results today at 2:00 P.M. (ET). A live Web cast of the conference call is available through the Investor Relations’ section of the Sandy Spring Web site at www.sandyspringbank.com. Participants may call 1-866-235-9910. A password is not necessary. Visitors to the Web site are advised to log on 10 minutes ahead of the scheduled start of the call. An internet-based replay will be available at the Web site until 9:00 am (ET) May 4, 2017. A replay of the teleconference will be available through the same time period by calling 1-877-344-7529 under conference call number 10103502.

About Sandy Spring Bancorp, Inc.

Sandy Spring Bancorp, Inc., headquartered in Olney, Maryland, is the holding company for Sandy Spring Bank. Independent and community-oriented, Sandy Spring Bank offers a broad range of commercial banking, retail banking, mortgage and trust services throughout central Maryland, Northern Virginia, and the greater Washington, D.C. market. Through its subsidiaries, Sandy Spring Insurance Corporation and West Financial Services, Inc., Sandy Spring Bank also offers a comprehensive menu of insurance and wealth management services. With $5.2 billion in assets, the bank operates 44 community offices and six financial centers across the region. Visit www.sandyspringbank.com for more information.

For additional information or questions, please contact:

Daniel J. Schrider, President & Chief Executive Officer, or

Philip J. Mantua, E.V.P. & Chief Financial Officer

Sandy Spring Bancorp

17801 Georgia Avenue

Olney, Maryland 20832

1-800-399-5919

Email:	DSchrider@sandyspringbank.com

PMantua@sandyspringbank.com

Web site: www.sandyspringbank.com

Media Contact:

Jen Schell

301-570-8331

jschell@sandyspringbank.com

Forward-Looking Statements

Sandy Spring Bancorp makes forward-looking statements in this news release and in the conference call regarding this news release. These forward-looking statements may include: statements of goals, intentions, earnings expectations, and other expectations; estimates of risks and of future costs and benefits; assessments of probable loan losses; assessments of market risk; and statements of the ability to achieve financial and other goals.

Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. Sandy Spring Bancorp does not assume any duty and does not undertake to update its forward-looking statements. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those that Sandy Spring Bancorp anticipated in its forward-looking statements and future results could differ materially from historical performance.

Sandy Spring Bancorp’s forward-looking statements are subject to the following principal risks and uncertainties: general economic conditions and trends, either nationally or locally; conditions in the securities markets; changes in interest rates; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services; changes in real estate values; changes in the quality or composition of the Company’s loan or investment portfolios; changes in competitive pressures among financial institutions or from non-financial institutions; the Company’s ability to retain key members of management; changes in legislation, regulations, and policies; and a variety of other matters which, by their nature, are subject to significant uncertainties. Sandy Spring Bancorp provides greater detail regarding some of these factors in its Form 10-K for the year ended December 31, 2016, including in the Risk Factors section of that report, and in its other SEC reports. Sandy Spring Bancorp’s forward-looking statements may also be subject to other risks and uncertainties, including those that it may discuss elsewhere in this news release or in its filings with the SEC, accessible on the SEC’s Web site at www.sec.gov.

Sandy Spring Bancorp, Inc. and Subsidiaries

FINANCIAL HIGHLIGHTS - UNAUDITED

	Three Months Ended
	March 31,		%
(Dollars in thousands, except per share data)	2017	2016	Change
Results of Operations:
Net interest income	$40,253	$36,122	11%
Provision for loan losses	194	1,236	(84)
Non-interest income	12,632	13,363	(5)
Non-interest expenses	29,981	32,317	(7)
Income before income taxes	22,710	15,932	43
Net income	15,112	10,813	40

Pre-tax pre-provision income	$22,904	$17,168	33

Return on average assets	1.20%	0.93%
Return on average common equity	11.45%	8.29%
Net interest margin	3.51%	3.44%
Efficiency ratio - GAAP basis (1)	56.69%	65.31%
Efficiency ratio - Non-GAAP basis (1)	54.78%	61.84%

Per share data:
Basic net income	$0.63	$0.45	40%
Diluted net income	$0.63	$0.45	40
Average fully diluted shares	24,158,566	24,222,940	-
Dividends declared per share	$0.26	$0.24	8
Book value per share	22.74	21.92	4
Tangible book value per share	19.36	18.21	6
Outstanding shares	23,930,165	23,827,305	-

Financial Condition at period-end:
Investment securities	$855,707	$742,401	15%
Loans	3,992,996	3,560,688	12
Interest-earning assets	4,919,927	4,447,063	11
Assets	5,201,164	4,716,608	10
Deposits	3,799,198	3,412,308	11
Interest-bearing liabilities	3,380,937	3,073,605	10
Stockholders' equity	544,261	522,392	4

Capital ratios:
Tier 1 leverage (4)	9.26%	10.23%
Tier 1 capital to risk-weighted assets (4)	11.02%	12.74%
Total regulatory capital to risk-weighted assets (4)	12.06%	13.86%
Common equity tier 1 capital to risk-weighted assets (4)	11.02%	11.79%
Tangible common equity to tangible assets (2)	9.06%	9.37%
Average equity to average assets	10.47%	11.19%

Credit quality ratios:
Allowance for loan losses to loans	1.10%	1.17%
Non-performing loans to total loans	0.77%	1.01%
Non-performing assets to total assets	0.62%	0.82%
Allowance for loan losses to non-performing loans	142.14%	115.72%
Annualized net charge-offs to average loans (3)	0.04%	0.04%

(1)	The efficiency ratio - GAAP basis is non-interest expenses divided by net interest income plus non-interest income from the Condensed Consolidated Statements of Income. The traditional efficiency ratio - Non-GAAP basis excludes intangible asset amortization from non-interest expense; securities gains (losses) from non-interest income; OTTI; and the tax-equivalent adjustment to net interest income. See the Reconciliation Table included with these Financial Highlights.
(2)	The tangible common equity to tangible assets ratio is a non-GAAP ratio that divides assets excluding intangible assets into stockholders' equity after deducting intangible assets and other comprehensive gains (losses). See the Reconciliation Table included with these Financial Highlights.
(3)	Calculation utilizes average loans, excluding residential mortgage loans held-for-sale.
(4)	Estimated ratio at March 31, 2017

Sandy Spring Bancorp, Inc. and Subsidiaries

RECONCILIATION TABLE - UNAUDITED

	Three Months Ended
	March 31,
(Dollars in thousands)	2017	2016
Pre-tax pre-provision income:
Net income	$15,112	$10,813
Plus non-GAAP adjustment:
Income taxes	7,598	5,119
Provision for loan losses	194	1,236
Pre-tax pre-provision income	$22,904	$17,168

Efficiency ratio - GAAP basis:
Non-interest expenses	$29,981	$32,317

Net interest income plus non-interest income	$52,885	$49,485

Efficiency ratio - GAAP basis	56.69%	65.31%

Efficiency ratio - Non-GAAP basis:
Non-interest expenses	$29,981	$32,317
Less non-GAAP adjustment:
Amortization of intangible assets	26	32
Loss on FHLB redemption	-	1,751
Non-interest expenses - as adjusted	$29,955	$30,534

Net interest income plus non-interest income	$52,885	$49,485
Plus non-GAAP adjustment:
Tax-equivalent income	1,796	1,664
Less non-GAAP adjustments:
Securities gains	2	1,769
Net interest income plus non-interest income - as adjusted	$54,679	$49,380

Efficiency ratio - Non-GAAP basis	54.78%	61.84%

Tangible common equity ratio:
Total stockholders' equity	$544,261	$522,392
Accumulated other comprehensive income (loss)	5,534	(4,233)
Goodwill	(85,768)	(84,171)
Other intangible assets, net	(654)	(105)
Tangible common equity	$463,373	$433,883

Total assets	$5,201,164	$4,716,608
Goodwill	(85,768)	(84,171)
Other intangible assets, net	(654)	(105)
Tangible assets	$5,114,742	$4,632,332

Tangible common equity ratio	9.06%	9.37%

Outstanding common shares	23,930,165	23,827,305
Tangible book value per common share	$19.36	$18.21

Sandy Spring Bancorp, Inc. and Subsidiaries

CONDENSED CONSOLIDATED STATEMENTS OF CONDITION  - UNAUDITED

	March 31,	December 31,	March 31,
(Dollars in thousands)	2017	2016	2016
Assets
Cash and due from banks	$48,362	$53,190	$43,228
Federal funds sold	2,336	1,953	559
Interest-bearing deposits with banks	51,171	78,982	115,609
Cash and cash equivalents	101,869	134,125	159,396
Residential mortgage loans held for sale (at fair value)	17,717	13,222	27,806
Investments available-for-sale (at fair value)	814,096	733,554	704,872
Other equity securities	41,611	46,094	37,529
Total loans	3,992,996	3,927,808	3,560,688
Less: allowance for loan losses	(43,861)	(44,067)	(41,766)
Net loans	3,949,135	3,883,741	3,518,922
Premises and equipment, net	53,346	53,562	53,307
Other real estate owned	1,294	1,911	2,414
Accrued interest receivable	14,532	14,589	13,660
Goodwill	85,768	85,768	84,171
Other intangible assets, net	654	680	105
Other assets	121,142	124,137	114,426
Total assets	$5,201,164	$5,091,383	$4,716,608

Liabilities
Noninterest-bearing deposits	$1,234,505	$1,138,139	$1,084,746
Interest-bearing deposits	2,564,693	2,439,405	2,327,562
Total deposits	3,799,198	3,577,544	3,412,308
Securities sold under retail repurchase agreements and federal funds purchased	141,244	125,119	121,043
Advances from FHLB	675,000	790,000	590,000
Subordinated debentures	-	30,000	35,000
Accrued interest payable and other liabilities	41,461	35,148	35,865
Total liabilities	4,656,903	4,557,811	4,194,216

Stockholders' Equity
Common stock -- par value $1.00; shares authorized 50,000,000; shares issued and outstanding 23,930,165, 23,901,084 and 23,827,305 at March 31, 2017, December 31, 2016 and March 31, 2016, respectively	23,930	23,901	23,827
Additional paid in capital	166,614	165,871	163,522
Retained earnings	359,251	350,414	330,810
Accumulated other comprehensive income (loss)	(5,534)	(6,614)	4,233
Total stockholders' equity	544,261	533,572	522,392
Total liabilities and stockholders' equity	$5,201,164	$5,091,383	$4,716,608

Sandy Spring Bancorp, Inc. and Subsidiaries

CONDENSED CONSOLIDATED STATEMENTS OF INCOME - UNAUDITED

	Three Months Ended
	March 31,
(Dollars in thousands, except per share data)	2017	2016
Interest Income:
Interest and fees on loans	$40,223	$36,206
Interest on loans held for sale	82	134
Interest on deposits with banks	90	53
Interest and dividends on investment securities:
Taxable	3,608	3,286
Exempt from federal income taxes	1,951	1,973
Interest on federal funds sold	4	1
Total interest income	45,958	41,653
Interest Expense:
Interest on deposits	2,488	1,837
Interest on retail repurchase agreements and federal funds purchased	76	66
Interest on advances from FHLB	3,129	3,374
Interest on subordinated debt	12	254
Total interest expense	5,705	5,531
Net interest income	40,253	36,122
Provision for loan losses	194	1,236
Net interest income after provision for loan losses	40,059	34,886
Non-interest Income:
Investment securities gains	2	1,769
Service charges on deposit accounts	1,964	1,903
Mortgage banking activities	608	535
Wealth management income	4,484	4,405
Insurance agency commissions	1,752	1,445
Income from bank owned life insurance	594	615
Bank card fees	1,145	1,089
Other income	2,083	1,602
Total non-interest income	12,632	13,363
Non-interest Expenses:
Salaries and employee benefits	17,801	18,230
Occupancy expense of premises	3,402	3,473
Equipment expenses	1,724	1,664
Marketing	663	681
Outside data services	1,392	1,363
FDIC insurance	805	637
Amortization of intangible assets	26	32
Other expenses	4,168	6,237
Total non-interest expenses	29,981	32,317
Income before income taxes	22,710	15,932
Income tax expense	7,598	5,119
Net income	$15,112	$10,813

Net Income Per Share Amounts:
Basic net income per share	$0.63	$0.45
Diluted net income per share	$0.63	$0.45
Dividends declared per share	$0.26	$0.24

Sandy Spring Bancorp, Inc. and Subsidiaries

HISTORICAL TRENDS - QUARTERLY FINANCIAL DATA - UNAUDITED

	2017	2016
(Dollars in thousands, except per share data)	Q1	Q4	Q3	Q2	Q1
Profitability for the Quarter:
Tax-equivalent interest income	$47,754	$45,961	$44,545	$43,443	$43,317
Interest expense	5,705	5,276	5,126	5,071	5,531
Tax-equivalent net interest income	42,049	40,685	39,419	38,372	37,786
Tax-equivalent adjustment	1,796	1,718	1,688	1,640	1,664
Provision for loan losses	194	572	781	2,957	1,236
Non-interest income	12,632	12,344	12,584	12,751	13,363
Non-interest expenses	29,981	30,544	29,326	30,871	32,317
Income before income taxes	22,710	20,195	20,208	15,655	15,932
Income tax expense	7,598	6,879	6,734	5,008	5,119
Net income	$15,112	$13,316	$13,474	$10,647	$10,813
Financial Performance:
Pre-tax pre-provision income	$22,904	$20,767	$20,989	$18,612	$17,168
Return on average assets	1.20%	1.09%	1.13%	0.92%	0.93%
Return on average common equity	11.45%	9.92%	10.11%	8.21%	8.29%
Net interest margin	3.51%	3.52%	3.50%	3.51%	3.44%
Efficiency ratio - GAAP basis (1)	56.69%	59.53%	58.28%	62.39%	65.31%
Efficiency ratio - Non-GAAP basis (1)	54.78%	57.54%	56.33%	59.12%	61.84%
Per Share Data:
Basic net income per share	$0.63	$0.55	$0.56	$0.45	$0.45
Diluted net income per share	$0.63	$0.55	$0.56	$0.44	$0.45
Average fully diluted shares	24,158,566	24,140,534	24,122,923	24,108,668	24,222,940
Dividends declared per common share	$0.26	$0.26	$0.24	$0.24	$0.24
Non-interest Income:
Securities gains	$2	$13	$-	$150	$1,769
Service charges on deposit accounts	1,964	2,059	2,035	1,956	1,903
Mortgage banking activities	608	1,279	1,129	1,106	535
Wealth management income	4,484	4,605	4,347	4,448	4,405
Insurance agency commissions	1,752	1,228	1,786	949	1,445
Income from bank owned life insurance	594	616	616	615	615
Bank card fees	1,145	1,176	1,189	1,220	1,089
Other income	2,083	1,368	1,482	2,307	1,602
Total Non-interest Income	$12,632	$12,344	$12,584	$12,751	$13,363
Non-interest Expense:
Salaries and employee benefits	$17,801	$18,055	$17,848	$17,221	$18,230
Occupancy expense of premises	3,402	3,195	3,130	3,162	3,473
Equipment expenses	1,724	1,781	1,745	1,693	1,664
Marketing	663	880	628	662	681
Outside data services	1,392	1,310	1,349	1,355	1,363
FDIC insurance	805	729	726	649	637
Amortization of intangible assets	26	36	34	28	32
Professional fees	955	1,268	987	1,447	1,138
Other real estate owned expenses	5	2	5	(5)	17
Other expenses	3,208	3,288	2,874	4,659	5,082
Total Non-interest Expense	$29,981	$30,544	$29,326	$30,871	$32,317

(1)	The efficiency ratio - GAAP basis is non-interest expenses divided by net interest income plus non-interest income from the Condensed Consolidated Statements of Income. The traditional, efficiency ratio - non-GAAP basis excludes intangible asset amortization from non-interest expense; excludes securities gains; OTTI losses from non-interest income; and adds the tax-equivalent adjustment to net interest income. See the Reconciliation Table included with these Financial Highlights.

Sandy Spring Bancorp, Inc. and Subsidiaries

HISTORICAL TRENDS - QUARTERLY FINANCIAL DATA - UNAUDITED

	2017	2016
(Dollars in thousands)	Q1	Q4	Q3	Q2	Q1
Balance Sheets at Quarter End:
Residential mortgage loans	$848,814	$841,692	$854,055	$820,618	$804,105
Residential construction loans	170,285	150,229	144,998	142,710	138,221
Commercial AD&C loans	309,350	308,279	302,522	285,585	261,204
Commercial investor real estate loans	979,410	928,113	847,946	824,252	783,161
Commercial owner occupied real estate loans	772,443	775,552	736,744	700,599	675,560
Commercial business loans	457,216	467,286	444,129	451,711	451,239
Consumer loans	455,478	456,657	450,113	447,149	447,198
Total loans	3,992,996	3,927,808	3,780,507	3,672,624	3,560,688
Allowance for loan losses	(43,861)	(44,067)	(43,942)	(43,384)	(41,766)
Loans held for sale	17,717	13,222	15,822	13,490	27,806
Investment securities	855,707	779,648	691,471	734,828	742,401
Interest-earning assets	4,919,927	4,801,613	4,537,331	4,461,180	4,447,063
Total assets	5,201,164	5,091,383	4,810,611	4,739,449	4,716,608
Noninterest-bearing demand deposits	1,234,505	1,138,139	1,154,227	1,176,135	1,084,746
Total deposits	3,799,198	3,577,544	3,537,157	3,510,141	3,412,308
Customer repurchase agreements	141,244	125,119	124,205	117,887	121,043
Total interest-bearing liabilities	3,380,937	3,384,524	3,087,135	2,996,893	3,073,605
Total stockholders' equity	544,261	533,572	536,655	529,479	522,392
Quarterly Average Balance Sheets:
Residential mortgage loans	$847,896	$848,399	$836,452	$811,705	$807,443
Residential construction loans	157,152	148,248	147,602	142,854	134,708
Commercial AD&C loans	310,325	310,110	287,836	272,090	261,687
Commercial investor real estate loans	945,080	878,511	832,529	788,785	750,821
Commercial owner occupied real estate loans	774,964	750,679	717,371	684,907	677,786
Commercial business loans	462,444	452,195	446,123	453,459	460,903
Consumer loans	458,162	454,349	450,171	449,594	451,075
Total loans	3,956,023	3,842,491	3,718,084	3,603,394	3,544,423
Loans held for sale	7,402	12,454	10,207	8,326	14,036
Investment securities	818,287	703,574	709,527	739,132	810,593
Interest-earning assets	4,829,208	4,599,426	4,477,438	4,394,879	4,411,796
Total assets	5,111,698	4,878,660	4,747,020	4,664,343	4,685,747
Noninterest-bearing demand deposits	1,159,715	1,167,379	1,131,739	1,082,762	1,021,471
Total deposits	3,673,731	3,582,437	3,528,665	3,429,897	3,300,131
Customer repurchase agreements	128,485	128,471	120,702	122,597	110,862
Total interest-bearing liabilities	3,375,002	3,138,420	3,045,998	3,020,505	3,103,710
Total stockholders' equity	535,308	534,057	530,241	521,387	524,309
Financial Measures:
Average equity to average assets	10.47%	10.95%	11.17%	11.18%	11.19%
Investment securities to earning assets	17.39%	16.24%	15.24%	16.47%	16.69%
Loans to earning assets	81.16%	81.80%	83.32%	82.32%	80.07%
Loans to assets	76.77%	77.15%	78.59%	77.49%	75.49%
Loans to deposits	105.10%	109.79%	106.88%	104.63%	104.35%
Capital Measures:
Tier 1 leverage (1)	9.26%	10.14%	10.25%	10.29%	10.23%
Tier 1 capital to risk-weighted assets (1)	11.02%	11.74%	12.17%	12.42%	12.74%
Total regulatory capital to risk-weighted assets (1)	12.06%	12.80%	13.29%	13.57%	13.86%
Common equity tier 1 capital to risk-weighted assets (1)	11.02%	11.01%	11.41%	11.63%	11.79%
Book value per share	$22.74	$22.32	$22.47	$22.18	$21.92
Outstanding shares	23,930,165	23,901,084	23,886,651	23,874,650	23,827,305

(1)	Estimated ratio at March 31, 2017

Sandy Spring Bancorp, Inc. and Subsidiaries

LOAN PORTFOLIO QUALITY DETAIL - UNAUDITED

	2017	2016
(Dollars in thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
Non-Performing Assets:
Loans 90 days past due:
Commercial business	$-	$-	$163	$-	$-
Commercial real estate:
Commercial AD&C	-	-	-	-	-
Commercial investor real estate	-	-	-	-	-
Commercial owner occupied real estate	-	-	-	-	-
Consumer	-	-	-	2	1
Residential real estate:
Residential mortgage	232	232	-	-	-
Residential construction	-	-	-	-	-
Total loans 90 days past due	232	232	163	2	1
Non-accrual loans:
Commercial business	4,849	5,833	4,140	4,263	3,741
Commercial real estate:
Commercial AD&C	137	137	137	137	147
Commercial investor real estate	7,970	8,107	9,189	8,868	7,885
Commercial owner occupied real estate	5,106	4,823	5,591	5,678	7,149
Consumer	3,058	2,859	2,726	2,600	2,715
Residential real estate:
Residential mortgage	6,908	7,257	7,321	6,186	9,329
Residential construction	189	195	199	202	412
Total non-accrual loans	28,217	29,211	29,303	27,934	31,378
Total restructured loans - accruing	2,409	2,489	2,512	3,420	4,716
Total non-performing loans	30,858	31,932	31,978	31,356	36,095
Other assets and real estate owned (OREO)	1,294	1,911	1,274	1,311	2,414
Total non-performing assets	$32,152	$33,843	$33,252	$32,667	$38,509

	For the Quarter Ended,
	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in thousands)	2017	2016	2016	2016	2016
Analysis of Non-accrual Loan Activity:
Balance at beginning of period	$29,211	$29,303	$27,934	$31,378	$30,031
Non-accrual balances transferred to OREO	(113)	(637)	(38)	-	-
Non-accrual balances charged-off	(391)	(390)	(245)	(1,305)	(274)
Net payments or draws	(1,382)	(1,547)	(525)	(4,810)	(914)
Loans placed on non-accrual	1,461	2,482	2,486	2,671	2,535
Non-accrual loans brought current	(569)	-	(309)	-	-
Balance at end of period	$28,217	$29,211	$29,303	$27,934	$31,378

Analysis of Allowance for Loan Losses:
Balance at beginning of period	$44,067	$43,942	$43,384	$41,766	$40,895
Provision for loan losses	194	572	781	2,957	1,236
Less loans charged-off, net of recoveries:
Commercial business	260	285	95	106	67
Commercial real estate:
Commercial AD&C	-	(18)	(22)	-	48
Commercial investor real estate	(5)	(9)	(12)	(107)	192
Commercial owner occupied real estate	-	-	(1)	(1)	(3)
Consumer	167	177	145	364	54
Residential real estate:
Residential mortgage	(16)	18	24	989	15
Residential construction	(6)	(6)	(6)	(12)	(8)
Net charge-offs	400	447	223	1,339	365
Balance at end of period	$43,861	$44,067	$43,942	$43,384	$41,766

Asset Quality Ratios:
Non-performing loans to total loans	0.77%	0.81%	0.85%	0.85%	1.01%
Non-performing assets to total assets	0.62%	0.66%	0.69%	0.69%	0.82%
Allowance for loan losses to loans	1.10%	1.12%	1.16%	1.18%	1.17%
Allowance for loan losses to non-performing loans	142.14%	138.00%	137.41%	138.36%	115.72%
Annualized net charge-offs to average loans	0.04%	0.05%	0.02%	0.15%	0.04%

Sandy Spring Bancorp, Inc. and Subsidiaries

CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES - UNAUDITED

	Three Months Ended March 31,
	2017			2016
			Annualized			Annualized
	Average	(1)	Average	Average	(1)	Average
(Dollars in thousands and tax-equivalent)	Balances	Interest	Yield/Rate	Balances	Interest	Yield/Rate
Assets
Residential mortgage loans	$847,896	$7,348	3.47%	$807,443	$6,868	3.40%
Residential construction loans	157,152	1,436	3.71	134,708	1,195	3.57
Total mortgage loans	1,005,048	8,784	3.50	942,151	8,063	3.43
Commercial AD&C loans	310,325	3,654	4.77	261,687	2,998	4.61
Commercial investor real estate loans	945,080	10,419	4.47	750,821	8,612	4.61
Commercial owner occupied real estate loans	774,964	9,028	4.72	677,786	8,085	4.80
Commercial business loans	462,444	5,007	4.39	460,903	5,013	4.37
Total commercial loans	2,492,813	28,108	4.57	2,151,197	24,708	4.62
Consumer loans	458,162	3,930	3.50	451,075	3,889	3.49
Total loans (2)	3,956,023	40,822	4.17	3,544,423	36,660	4.16
Loans held for sale	7,402	82	4.44	14,036	134	3.82
Taxable securities	533,577	3,735	2.80	523,873	3,413	2.61
Tax-exempt securities (3)	284,710	3,021	4.24	286,720	3,056	4.26
Total investment securities	818,287	6,756	3.30	810,593	6,469	3.19
Interest-bearing deposits with banks	45,397	90	0.80	42,255	53	0.50
Federal funds sold	2,099	4	0.70	489	1	0.47
Total interest-earning assets	4,829,208	47,754	3.99	4,411,796	43,317	3.94

Less: allowance for loan losses	(43,728)			(41,070)
Cash and due from banks	48,820			47,039
Premises and equipment, net	53,649			53,574
Other assets	223,749			214,408
Total assets	$5,111,698			$4,685,747

Liabilities and Stockholders' Equity
Interest-bearing demand deposits	$610,047	114	0.08%	$569,219	108	0.08%
Regular savings deposits	315,465	49	0.06	290,243	42	0.06
Money market savings deposits	990,103	778	0.32	897,034	437	0.20
Time deposits	598,401	1,547	1.05	522,164	1,250	0.96
Total interest-bearing deposits	2,514,016	2,488	0.40	2,278,660	1,837	0.32
Other borrowings	128,486	76	0.24	110,984	66	0.24
Advances from FHLB	730,833	3,129	1.74	679,066	3,374	2.00
Subordinated debentures	1,667	12	2.90	35,000	254	2.90
Total interest-bearing liabilities	3,375,002	5,705	0.69	3,103,710	5,531	0.72

Noninterest-bearing demand deposits	1,159,715			1,021,471
Other liabilities	41,673			36,257
Stockholders' equity	535,308			524,309
Total liabilities and stockholders' equity	$5,111,698			$4,685,747

Net interest income and spread		$42,049	3.30%		$37,786	3.22%
Less: tax-equivalent adjustment		1,796			1,664
Net interest income		$40,253			$36,122

Interest income/earning assets			3.99%			3.94%
Interest expense/earning assets			0.48			0.50
Net interest margin			3.51%			3.44%

(1)	Tax-equivalent income has been adjusted using the combined marginal federal and state rate of 39.88% for 2017 and 2016. The annualized taxable-equivalent adjustments utilized in the above table to compute yields aggregated to $1.8 million and $1.7 million in 2017 and 2016, respectively.
(2)	Non-accrual loans are included in the average balances.
(3)	Includes only investments that are exempt from federal taxes.